Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Fourth Quarter and Year Ended December 31, 2019,

and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 5, 2020-- Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter and year ended December 31, 2019. The Company also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $0.40 per share to $0.50 per share. The first quarter dividend of $0.50 per share will be paid on April 15, 2020 to all stockholders of record as of the close of business on March 31, 2020.

The financial results for the quarter ended December 31, 2019 are as follows:

●

Revenue was $166.7 million for the quarter ended December 31, 2019, a 1.2% decrease from $168.8 million for the quarter ended September 30, 2019 and an 8.6% increase from $153.5 million for the quarter ended December 31, 2018.

●	GAAP gross margin was 55.1% for the quarter ended December 31, 2019, compared with 55.1% for the quarter ended December 31, 2018.

●

Non-GAAP (1) gross margin was 55.5% for the quarter ended December 31, 2019, excluding the impact of $0.6 million for stock-based compensation expense, compared with 55.6% for the quarter ended December 31, 2018, excluding the impact of $0.5 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $61.2 million for the quarter ended December 31, 2019, compared with $51.5 million for the quarter ended December 31, 2018.

●

Non-GAAP (1) operating expenses were $41.8 million for the quarter ended December 31, 2019, excluding $18.1 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense, compared with $38.7 million for the quarter ended December 31, 2018, excluding $14.3 million for stock-based compensation expense and $1.5 million for deferred compensation plan income.

●	GAAP operating income was $30.7 million for the quarter ended December 31, 2019, compared with $33.1 million for the quarter ended December 31, 2018.

●

Non-GAAP (1) operating income was $50.8 million for the quarter ended December 31, 2019, excluding $18.7 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense, compared with $46.6 million for the quarter ended December 31, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $1.5 million for deferred compensation plan income.

●	GAAP interest and other income, net, was $2.7 million for the quarter ended December 31, 2019, compared with interest and other expense, net, of $0.4 million for the quarter ended December 31, 2018.

●

Non-GAAP (1) interest and other income, net was $1.6 million for the quarter ended December 31, 2019, excluding $1.2 million for deferred compensation plan income, compared with $1.6 million for the quarter ended December 31, 2018, excluding $2.0 million for deferred compensation plan expense.

●	GAAP income before income taxes was $33.4 million for the quarter ended December 31, 2019, compared with $32.7 million for the quarter ended December 31, 2018.

●

Non-GAAP (1) income before income taxes was $52.3 million for the quarter ended December 31, 2019, excluding $18.7 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with $48.2 million for the quarter ended December 31, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets, and $0.5 million for deferred compensation plan expense.

●

GAAP net income was $32.4 million and GAAP earnings per share were $0.70 per diluted share for the quarter ended December 31, 2019. Comparatively, GAAP net income was $27.6 million and GAAP earnings per share were $0.61 per diluted share for the quarter ended December 31, 2018.

●

Non-GAAP (1) net income was $48.4 million and non-GAAP earnings per share were $1.04 per diluted share for the quarter ended December 31, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $44.6 million and non-GAAP earnings per share of $0.99 per diluted share for the quarter ended December 31, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The financial results for the year ended December 31, 2019 are as follows:

●	Revenue was $627.9 million for the year ended December 31, 2019, a 7.8% increase from $582.4 million for the year ended December 31, 2018.

●	GAAP gross margin was 55.2% for the year ended December 31, 2019, compared with 55.4% for the year ended December 31, 2018.

●

Non-GAAP (1) gross margin was 55.6% for the year ended December 31, 2019, excluding the impact of $2.4 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan expense, compared with 55.9% for the year ended December 31, 2018, excluding the impact of $1.9 million for stock-based compensation expense and $0.8 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $243.8 million for the year ended December 31, 2019, compared with $209.2 million for the year ended December 31, 2018.

●

Non-GAAP (1) operating expenses were $163.5 million for the year ended December 31, 2019, excluding $76.3 million for stock-based compensation expense and $3.9 million for deferred compensation plan expense, compared with $151.1 million for the year ended December 31, 2018, excluding $58.7 million for stock-based compensation expense and $0.6 million for deferred compensation plan income.

●	GAAP operating income was $102.6 million for the year ended December 31, 2019, compared with $113.5 million for the year ended December 31, 2018.

●

Non-GAAP (1) operating income was $185.4 million for the year ended December 31, 2019, excluding $78.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $4.0 million for deferred compensation plan expense, compared with $174.3 million for the year ended December 31, 2018, excluding $60.6 million for stock-based compensation expense, $0.8 million for the amortization of acquisition-related intangible assets, and $0.6 million for deferred compensation plan income.

●	GAAP interest and other income, net was $10.6 million for the year ended December 31, 2019, compared with $5.0 million for the year ended December 31, 2018.

●

Non-GAAP (1) interest and other income, net was $6.8 million for the year ended December 31, 2019, excluding $3.8 million for deferred compensation plan income, compared with $6.0 million for the year ended December 31, 2018, excluding $1.0 million for deferred compensation plan expense.

●	GAAP income before income taxes was $113.1 million for the year ended December 31, 2019, compared with $118.5 million for the year ended December 31, 2018.

●

Non-GAAP (1) income before income taxes was $192.1 million for the year ended December 31, 2019, excluding $78.7 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $0.2 million for deferred compensation plan expense, compared with $180.4 million for the year ended December 31, 2018, excluding $60.6 million for stock-based compensation expense, $0.8 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense.

●

GAAP net income was $108.8 million and GAAP earnings per share were $2.38 per diluted share for the year ended December 31, 2019. Comparatively, GAAP net income was $105.3 million and GAAP earnings per share were $2.36 per diluted share for the year ended December 31, 2018.

●

Non-GAAP (1) net income was $177.7 million and non-GAAP earnings per share were $3.88 per diluted share for the year ended December 31, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $166.8 million and non-GAAP earnings per share of $3.74 per diluted share for the year ended December 31, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2019	2018	2019	2018
Computing and storage	$55,644	$43,537	$189,215	$159,121
Automotive	24,129	22,221	90,303	80,078
Industrial	26,741	26,928	99,381	88,472
Communications	21,866	20,147	84,794	70,589
Consumer	38,358	40,664	164,228	184,122
Total	$166,738	$153,497	$627,921	$582,382

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2019	2018	2019	2018
DC to DC	$157,525	$143,021	$589,651	$537,512
Lighting Control	9,213	10,476	38,270	44,870
Total	$166,738	$153,497	$627,921	$582,382

“We will continue executing on our strategy and winning market share," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2020:

●	Revenue in the range of $161 million to $167 million.

●	GAAP gross margin between 55.1% and 55.7%. Non-GAAP (1) gross margin between 55.4% and 56.0%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $58.4 million and $62.4 million. Non-GAAP (1) R&D and SG&A expenses between $41.0 million and $43.0 million, which excludes an estimate of stock-based compensation expenses in the range of $17.4 million to $19.4 million.

●	Total stock-based compensation expense of $18.0 million to $20.0 million.

●	Litigation expenses ranging between $1.5 million and $2.5 million.

●	Interest income of $1.5 million to $1.7 million.

●	Fully diluted shares outstanding between 46.2 million and 47.2 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 5, 2020. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 9587067. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest and other income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of catastrophic events, including epidemics in areas where we or our customers have operations; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’s Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2019, and our quarterly report on Form 10-Q filed with the SEC on November 1, 2019. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$172,960	$172,704
Short-term investments	282,437	204,577
Accounts receivable, net	52,704	55,214
Inventories	127,500	136,384
Other current assets	19,605	11,931
Total current assets	655,206	580,810
Property and equipment, net	228,315	150,001
Long-term investments	3,138	3,241
Goodwill	6,571	6,571
Deferred tax assets, net	17,193	16,830
Other long-term assets	45,952	35,979
Total assets	$956,375	$793,432

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,271	$22,678
Accrued compensation and related benefits	26,164	18,799
Other accrued liabilities	44,790	38,962
Total current liabilities	98,225	80,439
Income tax liabilities	37,596	34,375
Other long-term liabilities	47,063	38,525
Total liabilities	182,884	153,339
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 43,616 and 42,505, respectively	549,517	450,908
Retained earnings	229,450	194,728
Accumulated other comprehensive loss	(5,476)	(5,543)
Total stockholders’ equity	773,491	640,093
Total liabilities and stockholders’ equity	$956,375	$793,432

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue	$166,738	$153,497	$627,921	$582,382
Cost of revenue	74,802	68,904	281,596	259,714
Gross profit	91,936	84,593	346,325	322,668
Operating expenses:
Research and development	27,011	22,735	107,757	93,455
Selling, general and administrative	33,240	28,372	133,542	113,803
Litigation expense	991	409	2,464	1,922
Total operating expenses	61,242	51,516	243,763	209,180
Income from operations	30,694	33,077	102,562	113,488
Interest and other income (expense), net	2,731	(393)	10,558	4,994
Income before income taxes	33,425	32,684	113,120	118,482
Income tax expense	989	5,046	4,281	13,214
Net income	$32,436	$27,638	$108,839	$105,268

Net income per share:
Basic	$0.75	$0.65	$2.52	$2.49
Diluted	$0.70	$0.61	$2.38	$2.36
Weighted-average shares outstanding:
Basic	43,496	42,467	43,165	42,247
Diluted	46,503	45,058	45,763	44,602

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Cost of revenue	$574	$504	$2,409	$1,888
Research and development	4,784	3,822	19,584	15,990
Selling, general and administrative	13,322	10,516	56,706	42,729
Total stock-based compensation expense	$18,680	$14,842	$78,699	$60,607

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income	$32,436	$27,638	$108,839	$105,268
Net income as a percentage of revenue	19.5%	18.0%	17.3%	18.1%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	18,680	14,842	78,699	60,607
Amortization of acquisition-related intangible assets	-	197	110	841
Deferred compensation plan expense	235	458	189	431
Tax effect	(2,937)	1,432	(10,128)	(313)
Non-GAAP net income	$48,414	$44,567	$177,709	$166,834
Non-GAAP net income as a percentage of revenue	29.0%	29.0%	28.3%	28.6%

Non-GAAP net income per share:
Basic	$1.11	$1.05	$4.12	$3.95
Diluted	$1.04	$0.99	$3.88	$3.74

Shares used in the calculation of non-GAAP net income per share:
Basic	43,496	42,467	43,165	42,247
Diluted	46,503	45,058	45,763	44,602

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Gross profit	$91,936	$84,593	$346,325	$322,668
Gross margin	55.1%	55.1%	55.2%	55.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	574	504	2,409	1,888
Deferred compensation plan expense	29	-	54	-
Amortization of acquisition-related intangible assets	-	197	110	841
Non-GAAP gross profit	$92,539	$85,294	$348,898	$325,397
Non-GAAP gross margin	55.5%	55.6%	55.6%	55.9%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total operating expenses	$61,242	$51,516	$243,763	$209,180

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(18,106)	(14,338)	(76,290)	(58,719)
Deferred compensation plan (expense) income	(1,383)	1,513	(3,941)	591
Non-GAAP operating expenses	$41,753	$38,691	$163,532	$151,052

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total operating income	$30,694	$33,077	$102,562	$113,488

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	18,680	14,842	78,699	60,607
Amortization of acquisition-related intangible assets	-	197	110	841
Deferred compensation plan expense (income)	1,412	(1,513)	3,995	(591)
Non-GAAP operating income	$50,786	$46,603	$185,366	$174,345

RECONCILIATION OF INTEREST AND OTHER INCOME (EXPENSE), NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total interest and other income (expense), net	$2,731	$(393)	$10,558	$4,994

Adjustments to reconcile interest and other income (expense) to non-GAAP interest and other income:
Deferred compensation plan (income) expense	(1,176)	1,971	(3,806)	1,022
Non-GAAP interest and other income, net	$1,555	$1,578	$6,752	$6,016

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total income before income taxes	$33,425	$32,684	$113,120	$118,482

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	18,680	14,842	78,699	60,607
Amortization of acquisition-related intangible assets	-	197	110	841
Deferred compensation plan expense	235	458	189	431
Non-GAAP income before income taxes	$52,340	$48,181	$192,118	$180,361

2020 FIRST QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	March 31, 2020
	Low	High
Gross margin	55.1%	55.7%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	March 31, 2020
	Low	High
R&D and SG&A expense	$58,400	$62,400
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(17,400)	(19,400)
Non-GAAP R&D and SG&A expense	$41,000	$43,000